
PROVIDENT BANKSHARES CORPORATION AND SUBSIDIARIES
ASSET QUALITY DETAIL
                                                           June 30,           June 30,                March 31,
(dollars in thousands)                                       2006               2005                     2006
                                                       ---------------     --------------           -------------
LOAN PORTFOLIO:
Originated and acquired residential mortgage           $      387,156      $     570,851            $    421,122
Home equity                                                   970,600            798,461                 924,311
Marine                                                        392,541            426,155                 398,024
Other                                                          26,583             33,677                  28,688
                                                       ---------------     --------------           -------------
Total consumer                                              1,776,880          1,829,144               1,772,145
                                                       ---------------     --------------           -------------

Commercial mortgage                                           458,615            491,768                 470,364
Residential real estate construction                          486,410            320,918                 483,309
Commercial real estate construction                           320,342            310,511                 311,036
Commercial business                                           717,048            671,450                 676,315
                                                       ---------------     --------------           -------------
Total commercial                                            1,982,415          1,794,647               1,941,024
                                                       ---------------     --------------           -------------
     Total loans                                       $    3,759,295      $   3,623,791            $  3,713,169
                                                       ===============     ==============           =============

NON-PERFORMING ASSETS:
Originated and acquired residential mortgage           $        7,851      $       9,158            $      8,648
Home equity                                                       145                105                     310
Other consumer                                                    133                146                     205
Commercial mortgage                                             1,370              1,598                   1,437
Commercial business                                            14,696             11,525                  15,752
                                                       ---------------     --------------           -------------
Total non-accrual loans                                        24,195             22,532                  26,352
Total renegotiated loans                                            -                  -                       -
                                                       ---------------     --------------           -------------
  Total non-performing loans                                   24,195             22,532                  26,352
Total other assets and real estate owned                        2,177              1,676                   1,773
                                                       ---------------     --------------           -------------
  Total non-performing assets                          $       26,372      $      24,208            $     28,125
                                                       ===============     ==============           =============

90-DAY DELINQUENCIES:
Originated and acquired residential mortgage           $        3,470      $       4,678            $      3,578
Home equity                                                       306                365                     263
Other consumer                                                  1,293                738                     875
Commercial business                                               789              1,288                     290
                                                       ---------------     --------------           -------------
  Total 90-day delinquencies                           $        5,858      $       7,069            $      5,006
                                                       ===============     ==============           =============

ASSET QUALITY RATIOS:
Non-performing loans to loans                                    0.64%              0.62%                   0.71%
Non-performing assets to loans                                   0.70%              0.67%                   0.76%
Allowance for loan losses to loans                               1.19%              1.29%                   1.21%
Net charge-offs in quarter to average loans                      0.09%              0.14%                   0.13%
Allowance for loan losses to non-performing loans              184.75%            206.74%                 169.83%


                                                          Three Months Ended June 30,                 Three Months
                                                       ----------------------------------            Ended March 31,
ANALYSIS OF ALLOWANCE FOR LOAN LOSSES:                      2006               2005                      2006
                                                       ---------------     --------------           --------------
Balance at beginning of period                         $       44,754      $      45,639            $     45,639
Provision for loan losses                                         824              2,222                     318
Less loans charged-off, net of recoveries:
  Originated and acquired residential mortgage                     89                127                     331
  Home equity                                                      15                 (1)                    119
  Other consumer                                                  268                262                     271
  Commercial real estate construction                               -                (67)                      -
  Commercial business                                             506                957                     482
                                                       ---------------     --------------           -------------
    Net charge-offs                                               878              1,278                   1,203
                                                       ---------------     --------------           -------------
Balance at end of period                               $       44,700      $      46,583            $     44,754
                                                       ===============     ==============           =============


PROVIDENT BANKSHARES CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
                                                                       Three Months Ended              Six Months Ended
                                                                            June 30,                       June 30,
                                                                 ----------------------------   ----------------------------
(dollars in thousands, except per share data)                       2006            2005           2006            2005
                                                                 ------------   -------------   ------------   -------------
INTEREST INCOME:
  Loans, including fees                                          $    64,831    $     52,514    $   125,978    $    103,018
  Investment securities                                               24,732          24,360         48,684          48,681
  Tax-advantaged loans and securities                                    904             335          1,710             654
  Short-term investments                                                 111              64            190             107
                                                                 ------------   -------------   ------------   -------------
    Total interest income                                             90,578          77,273        176,562         152,460
                                                                 ------------   -------------   ------------   -------------
INTEREST EXPENSE:
  Deposits                                                            18,987          12,756         36,053          24,084
  Short-term borrowings                                               10,034           4,819         18,582           9,292
  Long-term debt                                                       9,170          10,305         18,292          20,975
                                                                 ------------   -------------   ------------   -------------
    Total interest expense                                            38,191          27,880         72,927          54,351
                                                                 ------------   -------------   ------------   -------------
Net interest income                                                   52,387          49,393        103,635          98,109
  Less provision for loan losses                                         824           2,222          1,142           3,797
                                                                 ------------   -------------   ------------   -------------
Net interest income, after provision for loan losses                  51,563          47,171        102,493          94,312
                                                                 ------------   -------------   ------------   -------------
NON-INTEREST INCOME:
  Service charges on deposit accounts                                 23,942          21,761         45,994          41,110
  Commissions and fees                                                 1,670           1,314          3,278           2,524
  Net gains (losses)                                                     203             706            743             (70)
  Derivative gains (losses) on swaps                                    (554)          3,921         (1,157)            101
  Net cash settlement on swaps                                           238           1,074            528           2,653
  Other non-interest income                                            5,906           4,408         10,244           9,910
                                                                 ------------   -------------   ------------   -------------
    Total non-interest income                                         31,405          33,184         59,630          56,228
                                                                 ------------   -------------   ------------   -------------
NON-INTEREST EXPENSE:
  Salaries and employee benefits                                      27,168          25,719         54,800          48,417
  Occupancy expense, net                                               5,659           6,289         11,388          11,563
  Furniture and equipment expense                                      3,923           3,612          7,770           7,076
  External processing fees                                             5,134           5,125         10,101          10,322
  Other non-interest expense                                          11,911          10,212         22,527          21,053
                                                                 ------------   -------------   ------------   -------------
    Total non-interest expense                                        53,795          50,957        106,586          98,431
                                                                 ------------   -------------   ------------   -------------
Income before income taxes                                            29,173          29,398         55,537          52,109
Income tax expense                                                     9,150           9,421         17,256          16,382
                                                                 ------------   -------------   ------------   -------------
Net income                                                       $    20,023    $     19,977    $    38,281    $     35,727
                                                                 ============   =============   ============   =============

NET INCOME PER SHARE AMOUNTS:
  Basic                                                          $      0.61    $       0.61    $      1.16    $       1.08
  Diluted                                                               0.60            0.60           1.15            1.06



PROVIDENT BANKSHARES CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CONDITION

                                                                                June 30,       December 31,      June 30,
(dollars in thousands, except share amounts)                                      2006             2005            2005
                                                                            --------------   --------------   -------------
ASSETS:
  Cash and due from banks                                                   $     136,499    $     159,474    $    150,487
  Short-term investments                                                            2,582            3,992           5,973
  Mortgage loans held for sale                                                     13,485            8,169           5,595
  Securities available for sale                                                 1,768,966        1,794,086       1,945,625
  Securities held to maturity                                                     129,089          111,269         112,449
  Loans                                                                         3,759,295        3,695,381       3,623,791
  Less allowance for loan losses                                                   44,700           45,639          46,583
                                                                            --------------   --------------   -------------
    Net loans                                                                   3,714,595        3,649,742       3,577,208
                                                                            --------------   --------------   -------------
  Premises and equipment, net                                                      65,090           65,893          63,770
  Accrued interest receivable                                                      34,527           31,766          28,935
  Goodwill                                                                        254,855          254,855         256,190
  Intangible assets                                                                 9,865           10,765          11,685
  Other assets                                                                    279,673          265,915         249,198
                                                                            --------------   --------------   -------------
Total assets                                                                $   6,409,226    $   6,355,926    $  6,407,115
                                                                            ==============   ==============   =============

LIABILITIES:
 Deposits:
  Noninterest-bearing                                                       $     806,765    $     860,023    $    931,421
  Interest-bearing                                                              3,343,805        3,264,444       3,104,284
                                                                            --------------   --------------   -------------
    Total deposits                                                              4,150,570        4,124,467       4,035,705
                                                                            --------------   --------------   -------------
 Short-term borrowings                                                            734,230          647,752         677,241
 Long-term debt                                                                   860,484          920,022       1,032,334
 Accrued expenses and other liabilities                                            39,823           33,190          34,496
                                                                            --------------   --------------   -------------
    Total liabilities                                                           5,785,107        5,725,431       5,779,776
                                                                            --------------   --------------   -------------

STOCKHOLDERS' EQUITY:
 Common stock (par value $1.00) authorized 100,000,000 shares;
  issued 41,703,144, 41,386,297 and 41,040,258 shares at June 30,
  2006, December 31, 2005 and June 30, 2005, respectively                          41,703           41,386          41,040
 Additional paid-in capital                                                       572,475          565,239         556,753
 Retained earnings                                                                240,621          221,290         202,306
 Net accumulated other comprehensive loss                                         (34,215)         (17,283)         (2,057)
 Treasury stock at cost - 8,913,855, 8,453,179 and 8,174,441 shares at June 30, 2006, December 31, 2005 and
  June 30, 2005, respectively                                                    (196,465)        (180,137)       (170,703)
                                                                            --------------   --------------   -------------
    Total stockholders' equity                                                    624,119          630,495         627,339
                                                                            --------------   --------------   -------------
Total liabilities and stockholders' equity                                  $   6,409,226    $   6,355,926    $  6,407,115
                                                                            ==============   ==============   =============


PROVIDENT BANKSHARES CORPORATION
CONSOLIDATED AVERAGE BALANCES AND ANALYSIS OF CHANGES IN TAX EQUIVALENT NET INTEREST INCOME

                                         -----------------------------------------------------------------------------
                                                 Three Months Ended                     Three Months Ended
                                                    June 30, 2006                         June 30, 2005
                                         -----------------------------------------------------------------------------
(dollars in thousands)                      Average       Income/    Yield/       Average       Income/     Yield/
(tax-equivalent basis)                      Balance       Expense     Rate        Balance       Expense      Rate
                                         -------------  ----------- --------   -------------- ------------ -----------
ASSETS:
Interest-earning assets:
Originated and acquired residential      $    403,284   $    6,154     6.12 %  $     603,975  $     8,828    5.86 %
Home equity                                   946,382       15,872     6.73          772,558       10,578    5.49
Marine                                        392,952        5,153     5.26          427,921        5,410    5.07
Other consumer                                 28,090          568     8.11           34,830          752    8.66
Commercial mortgage                           461,554        8,126     7.06          478,074        7,288    6.11
Residential construction                      508,328       10,675     8.42          287,238        4,714    6.58
Commercial construction                       295,740        5,685     7.71          293,357        4,424    6.05
Commercial business                           692,819       12,559     7.27          676,863       10,721    6.35
                                         -------------  -----------            -------------- ------------
    Total loans                             3,729,149       64,792     6.97        3,574,816       52,715    5.91
                                         -------------  -----------            -------------- ------------
Loans held for sale                            10,352          171     6.63            5,888           87    5.93
Short-term investments                          8,219          111     5.42            9,952           64    2.58
Taxable investment securities               1,838,992       24,732     5.39        2,106,576       24,360    4.64
Tax-advantaged investment securities           83,800        1,258     6.02           12,564          245    7.82
                                         -------------  -----------            -------------- ------------
    Total investment securities             1,922,792       25,990     5.42        2,119,140       24,605    4.66
                                         -------------  -----------            -------------- ------------
    Total interest-earning assets           5,670,512       91,064     6.44        5,709,796       77,471    5.44
                                         -------------  -----------            -------------- ------------
Less: allowance for loan losses                44,750                                 45,582
Cash and due from banks                       123,662                                142,561
Other assets                                  623,024                                622,158
                                         -------------                         --------------
   Total assets                          $  6,372,448                          $   6,428,933
                                         =============                         ==============

LIABILITIES AND STOCKHOLDERS' EQUITY:
Interest-bearing liabilities:
Interest-bearing demand deposits         $    579,131          647     0.45    $     578,274          414    0.29
Money market deposits                         619,840        4,052     2.62          596,023        2,517    1.69
Savings deposits                              683,347          588     0.35          760,314          546    0.29
Direct time deposits                          919,265        8,324     3.63          788,218        4,905    2.50
Brokered time deposits                        460,527        5,376     4.68          388,210        4,374    4.52
Short-term borrowings                         878,716       10,034     4.58          754,225        4,819    2.56
Long-term debt                                743,706        9,170     4.95        1,090,621       10,305    3.79
                                         -------------  -----------            -------------- ------------
  Total interest-bearing liabilities        4,884,532       38,191     3.14        4,955,885       27,880    2.26
                                         -------------  -----------            -------------- ------------
Noninterest-bearing demand deposits           800,183                                817,408
Other liabilities                              35,794                                 31,775
Stockholders' equity                          651,939                                623,865
                                         -------------                         --------------
   Total liabilities and
    stockholders' equity                 $  6,372,448                          $   6,428,933
                                         =============                         ==============
Net interest-earning assets              $    785,980                          $     753,911
                                         =============                         ==============
Net interest income (tax-equivalent)                        52,873                                 49,591
Less: tax-equivalent adjustment                                486                                    198
                                                        -----------                           ------------
Net interest income                                     $   52,387                            $    49,393
                                                        ===========                           ============
Net yield on interest-earning assets                                   3.74 %                                3.48 %



PROVIDENT BANKSHARES CORPORATION
CONSOLIDATED AVERAGE BALANCES AND ANALYSIS OF CHANGES IN TAX EQUIVALENT NET INTEREST INCOME
                                                                                                -----------------------------
                                                                                                          2006/2005
                                       --------------------------------------------------------    Income/Expense Variance
                                          2006 Quarter to 2005 Quarter Increase/(Decrease)            Due to Change In
                                       -------------------------------------------------------- -----------------------------
(dollars in thousands)                    Average        %          Income/        %               Average        Average
(tax-equivalent basis)                    Balance       Change      Expense       Change            Rate          Volume
                                       -------------- ---------   ------------ -------------    -------------  --------------
ASSETS:
Interest-earning assets:
Originated and acquired residential    $    (200,691)    (33.2)%  $    (2,674)     (30.3)%      $       373    $     (3,047)
Home equity                                  173,824      22.5          5,294       50.0              2,646           2,648
Marine                                       (34,969)     (8.2)          (257)      (4.8)               196            (453)
Other consumer                                (6,740)    (19.4)          (184)     (24.5)               (45)           (139)
Commercial mortgage                          (16,520)     (3.5)           838       11.5              1,097            (259)
Residential construction                     221,090      77.0          5,961      126.5              1,588           4,373
Commercial construction                        2,383       0.8          1,261       28.5              1,225              36
Commercial business                           15,956       2.4          1,838       17.1              1,580             258
                                       --------------             ------------
Total loans                                  154,333       4.3         12,077       22.9
                                       --------------             ------------
Loans held for sale                            4,464      75.8             84       96.6                 11              73
Short-term investments                        (1,733)    (17.4)            47       73.4                 60             (13)
Taxable investment securities               (267,584)    (12.7)           372        1.5              3,687          (3,315)
Tax-advantaged investment securities          71,236     567.0          1,013      413.5                (69)          1,082
                                       --------------             ------------
    Total investment securities             (196,348)     (9.3)         1,385        5.6
                                       --------------             ------------
    Total interest-earning assets            (39,284)     (0.7)        13,593       17.5             14,130            (537)
                                       --------------             ------------
Less: allowance for loan losses                 (832)     (1.8)
Cash and due from banks                      (18,899)    (13.3)
Other assets                                     866       0.1
                                       --------------
   Total assets                        $     (56,485)     (0.9)
                                       ==============

LIABILITIES AND STOCKHOLDERS' EQUITY:
Interest-bearing liabilities:
Interest-bearing demand deposits       $         857       0.1            233       56.3                233               -
Money market deposits                         23,817       4.0          1,535       61.0              1,431             104
Savings deposits                             (76,967)    (10.1)            42        7.7                101             (59)
Direct time deposits                         131,047      16.6          3,419       69.7              2,504             915
Brokered time deposits                        72,317      18.6          1,002       22.9                163             839
Short-term borrowings                        124,491      16.5          5,215      108.2              4,311             904
Long-term debt                              (346,915)    (31.8)        (1,135)     (11.0)             2,653          (3,788)
                                       --------------             ------------
  Total interest-bearing liabilities         (71,353)     (1.4)        10,311       37.0             10,718            (407)
                                       --------------             ------------
Noninterest-bearing demand deposits          (17,225)     (2.1)
Other liabilities                              4,019      12.6
Stockholders' equity                          28,074       4.5
                                       --------------
   Total liabilities and
     stockholders' equity              $     (56,485)     (0.9)
                                       ==============
Net interest-earning assets            $      32,069       4.3
                                       ==============
Net interest income (tax-equivalent)                                    3,282        6.6        $     3,412    $       (130)
Less: tax-equivalent adjustment                                           288      145.5
                                                                  ------------
Net interest income                                               $     2,994        6.1
                                                                  ============


PROVIDENT BANKSHARES CORPORATION
CONSOLIDATED AVERAGE BALANCES AND ANALYSIS OF CHANGES IN TAX EQUIVALENT NET INTEREST INCOME

                                         ----------------------------------------------------------------------------
                                                  Three Months Ended                     Three Months Ended
                                                     June 30, 2006                         March 31, 2006
                                         ----------------------------------------------------------------------------
(dollars in thousands)                     Average       Income/     Yield/       Average       Income/      Yield/
(tax-equivalent basis)                     Balance       Expense      Rate        Balance       Expense      Rate
                                         -------------  ----------- --------   -------------- ------------ ----------
ASSETS:
Interest-earning assets:
Originated and acquired residential      $    403,284   $    6,154     6.12 %  $     439,513  $     6,883    6.35 %
Home equity                                   946,382       15,872     6.73          914,182       14,278    6.33
Marine                                        392,952        5,153     5.26          406,786        5,235    5.22
Other consumer                                 28,090          568     8.11           30,441          591    7.87
Commercial mortgage                           461,554        8,126     7.06          475,354        7,917    6.75
Residential construction                      508,328       10,675     8.42          447,792        9,009    8.16
Commercial construction                       295,740        5,685     7.71          309,123        5,461    7.16
Commercial business                           692,819       12,559     7.27          677,346       11,786    7.06
                                         -------------  -----------            -------------- ------------
    Total loans                             3,729,149       64,792     6.97        3,700,537       61,160    6.70
                                         -------------  -----------            -------------- ------------
Loans held for sale                            10,352          171     6.63            7,477          126    6.83
Short-term investments                          8,219          111     5.42            8,475           79    3.78
Taxable investment securities               1,838,992       24,732     5.39        1,849,174       23,952    5.25
Tax-advantaged investment securities           83,800        1,258     6.02           72,705        1,105    6.16
                                         -------------  -----------            -------------- ------------
    Total investment securities             1,922,792       25,990     5.42        1,921,879       25,057    5.29
                                         -------------  -----------            -------------- ------------
    Total interest-earning assets           5,670,512       91,064     6.44        5,638,368       86,422    6.22
                                         -------------  -----------            -------------- ------------
Less: allowance for loan losses                44,750                                 45,396

Cash and due from banks                       123,662                                121,465
Other assets                                  623,024                                623,221
                                         -------------                         --------------
   Total assets                          $  6,372,448                          $   6,337,658
                                         =============                         ==============

LIABILITIES AND STOCKHOLDERS' EQUITY:
Interest-bearing liabilities:
Interest-bearing demand deposits         $    579,131          647     0.45    $     569,191          669    0.48
Money market deposits                         619,840        4,052     2.62          614,094        3,635    2.40
Savings deposits                              683,347          588     0.35          692,013          552    0.32
Direct time deposits                          919,265        8,324     3.63          898,518        7,150    3.23
Brokered time deposits                        460,527        5,376     4.68          448,418        5,060    4.58
Short-term borrowings                         878,716       10,034     4.58          835,299        8,548    4.15
Long-term debt                                743,706        9,170     4.95          805,654        9,122    4.59
                                         -------------  -----------            -------------- ------------
  Total interest-bearing liabilities        4,884,532       38,191     3.14        4,863,187       34,736    2.90
                                         -------------  -----------            -------------- ------------
Noninterest-bearing demand deposits           800,183                                791,615
Other liabilities                              35,794                                 33,576
Stockholders' equity                          651,939                                649,280
                                         -------------                         --------------
   Total liabilities and stockholders'
    equity                               $  6,372,448                          $   6,337,658
                                         =============                         ==============
Net interest-earning assets              $    785,980                          $     775,181
                                         =============                         ==============
Net interest income (tax-equivalent)                        52,873                                 51,686
Less: tax-equivalent adjustment                                486                                    438
                                                        -----------                           ------------
Net interest income                                     $   52,387                            $    51,248
                                                        ===========                           ============
Net yield on interest-earning assets                                   3.74 %                                3.72 %



PROVIDENT BANKSHARES CORPORATION
CONSOLIDATED AVERAGE BALANCES AND ANALYSIS OF CHANGES IN TAX EQUIVALENT NET INTEREST INCOME
                                                                                               -----------------------------
                                                                                                    Quarter to Quarter
                                       -----------------------------------------------------     Income/Expense Variance
                                       Current Quarter to Prior Quarter Increase/(Decrease)          Due to Change In
                                       -----------------------------------------------------   -----------------------------
(dollars in thousands)                    Average        %          Income/        %             Average         Average
(tax-equivalent basis)                    Balance      Change       Expense     Change             Rate          Volume
                                       -------------- ---------   ------------ -------------   -------------  --------------
ASSETS:
Interest-earning assets:
Originated and acquired residential    $     (36,229)     (8.2)%  $      (729)     (10.6)%     $       (223)  $        (506)
Home equity                                   32,200       3.5          1,594       11.2              1,017             577
Marine                                       (13,834)     (3.4)           (82)      (1.6)                52            (134)
Other consumer                                (2,351)     (7.7)           (23)      (3.9)                19             (42)
Commercial mortgage                          (13,800)     (2.9)           209        2.6                411            (202)
Residential construction                      60,536      13.5          1,666       18.5                322           1,344
Commercial construction                      (13,383)     (4.3)           224        4.1                448            (224)
Commercial business                           15,473       2.3            773        6.6                441             332
                                       --------------             ------------
    Total loans                               28,612       0.8          3,632        5.9
                                       --------------             ------------
Loans held for sale                            2,875      38.5             45       35.7                 (4)             49
Short-term investments                          (256)     (3.0)            32       40.5                 35              (3)
Taxable investment securities                (10,182)     (0.6)           780        3.3                869             (89)
Tax-advantaged investment securities          11,095      15.3            153       13.8                (25)            178
                                       --------------             ------------
    Total investment securities                  913       0.0            933        3.7
                                       --------------             ------------
    Total interest-earning assets             32,144       0.6          4,642        5.4              4,011             631
                                       --------------             ------------
Less: allowance for loan losses                 (646)     (1.4)
Cash and due from banks                        2,197       1.8
Other assets                                    (197)     (0.0)
                                       --------------
   Total assets                        $      34,790       0.5
                                       ==============

LIABILITIES AND STOCKHOLDERS' EQUITY:
Interest-bearing liabilities:
Interest-bearing demand deposits       $       9,940       1.7            (22)      (3.3)               (35)             13
Money market deposits                          5,746       0.9            417       11.5                379              38
Savings deposits                              (8,666)     (1.3)            36        6.5                 42              (6)
Direct time deposits                          20,747       2.3          1,174       16.4                991             183
Brokered time deposits                        12,109       2.7            316        6.2                146             170
Short-term borrowings                         43,417       5.2          1,486       17.4                989             497
Long-term debt                               (61,948)     (7.7)            48        0.5                734            (686)
                                       --------------             ------------
  Total interest-bearing liabilities          21,345       0.4          3,455        9.9              3,281             174
                                       --------------             ------------
Noninterest-bearing demand deposits            8,568       1.1
Other liabilities                              2,218       6.6
Stockholders' equity                           2,659       0.4
                                       --------------
   Total liabilities and
     stockholders' equity              $      34,790       0.5
                                       ==============
Net interest-earning assets            $      10,799       1.4
                                       ==============
Net interest income (tax-equivalent)                                    1,187        2.3       $        730   $         457
Less: tax-equivalent adjustment                                            48       11.0
                                                                  ------------
Net interest income                                               $     1,139        2.2
                                                                  ============


PROVIDENT BANKSHARES CORPORATION
CONSOLIDATED AVERAGE BALANCES AND ANALYSIS OF CHANGES IN TAX EQUIVALENT NET INTEREST INCOME

                                         ---------------------------------------------------------------------------
                                                  Six Months Ended                       Six Months Ended
                                                    June 30, 2006                         June 30, 2005
                                         ---------------------------------------------------------------------------
(dollars in thousands)                     Average       Income/     Yield/       Average       Income/    Yield/
(tax-equivalent basis)                     Balance       Expense      Rate        Balance       Expense     Rate
                                         -------------  ----------- --------   -------------- ------------ ---------
ASSETS:
Interest-earning assets:
Originated and acquired residential      $    421,298   $   13,037     6.24 %  $     621,811  $    18,313    5.94 %
Home equity                                   930,371       30,150     6.53          748,772       19,930    5.37
Marine                                        399,830       10,388     5.24          430,392       10,993    5.15
Other consumer                                 29,260        1,159     7.99           36,531        1,523    8.41
Commercial mortgage                           468,416       16,043     6.91          481,265       14,460    6.06
Residential construction                      478,228       19,684     8.30          273,664        8,600    6.34
Commercial construction                       302,395       11,146     7.43          287,563        8,338    5.85
Commercial business                           685,124       24,345     7.17          677,519       21,250    6.32
                                         -------------  -----------            -------------- ------------
    Total loans                             3,714,922      125,952     6.84        3,557,517      103,407    5.86
                                         -------------  -----------            -------------- ------------
Loans held for sale                             8,923          297     6.71            5,990          175    5.89
Short-term investments                          8,346          190     4.59            9,315          107    2.32
Taxable investment securities               1,844,055       48,684     5.32        2,131,641       48,681    4.61
Tax-advantaged investment securities           78,283        2,363     6.09           12,778          476    7.51
                                         -------------  -----------            -------------- ------------
    Total investment securities             1,922,338       51,047     5.35        2,144,419       49,157    4.62
                                         -------------  -----------            -------------- ------------
    Total interest-earning assets           5,654,529      177,486     6.33        5,717,241      152,846    5.39
                                         -------------  -----------            -------------- ------------
Less: allowance for loan losses                45,071                                 45,815
Cash and due from banks                       122,570                                135,202
Other assets                                  623,121                                624,313
                                         -------------                         --------------
Total assets                             $  6,355,149                          $   6,430,941
                                         =============                         ==============

LIABILITIES AND STOCKHOLDERS' EQUITY:
Interest-bearing liabilities:
Interest-bearing demand deposits         $    574,188        1,316     0.46        $ 552,694          718    0.26
Money market deposits                         616,983        7,687     2.51          564,773        4,427    1.58
Savings deposits                              687,657        1,140     0.33          754,728        1,086    0.29
Direct Time deposits                          908,948       15,474     3.43          791,884        9,314    2.37
Brokered Time deposits                        454,506       10,436     4.63          377,990        8,539    4.56
Short-term borrowings                         857,128       18,582     4.37          795,854        9,292    2.35
Long-term debt                                774,508       18,292     4.76        1,137,313       20,975    3.72
                                         -------------  -----------            -------------- ------------
  Total interest-bearing liabilities        4,873,918       72,927     3.02        4,975,236       54,351    2.20
                                         -------------  -----------            -------------- ------------
Noninterest-bearing demand deposits           795,923                                800,634
Other liabilities                              34,691                                 33,740
Stockholders' equity                          650,617                                621,331
                                         -------------                         --------------
Total liabilities and
  stockholders' equity                   $  6,355,149                          $   6,430,941
                                         =============                         ==============
Net interest-earning assets              $    780,611                          $     742,005
                                         =============                         ==============
Net interest income (tax-equivalent)                       104,559                                 98,495
Less: tax-equivalent adjustment                                924                                    386
                                                        -----------                           ------------
Net interest income                                     $  103,635                            $    98,109
                                                        ===========                           ============
Net yield on interest-earning assets                                   3.73 %                                3.47 %


PROVIDENT BANKSHARES CORPORATION
CONSOLIDATED AVERAGE BALANCES AND ANALYSIS OF CHANGES IN TAX EQUIVALENT NET INTEREST INCOME
                                                                                                ----------------------------
                                                                                                          2006/2005
                                       -----------------------------------------------------      Income/Expense Variance
                                              Ytd 2006 to Ytd 2005 Increase/(Decrease)                Due to Change In
                                       -----------------------------------------------------    -----------------------------
(dollars in thousands)                    Average        %          Income/        %              Average         Average
(tax-equivalent basis)                    Balance      Change       Expense     Change              Rate          Volume
                                       -------------- ---------   ------------ -------------    -------------  --------------
ASSETS:
Interest-earning assets:
Originated and acquired residential    $    (200,513)    (32.2)%  $    (5,276)     (28.8)%      $        888   $      (6,164)
Home equity                                  181,599      24.3         10,220       51.3               4,832           5,388
Marine                                       (30,562)     (7.1)          (605)      (5.5)                186            (791)
Other consumer                                (7,271)    (19.9)          (364)     (23.9)                (73)           (291)
Commercial mortgage                          (12,849)     (2.7)         1,583       10.9               1,978            (395)
Residential construction                     204,564      74.8         11,084      128.9               3,247           7,837
Commercial construction                       14,832       5.2          2,808       33.7               2,359             449
Commercial business                            7,605       1.1          3,095       14.6               2,854             241
                                       --------------             ------------
Total loans                                  157,405       4.4         22,545       21.8
                                       --------------             ------------
Loans held for sale                            2,933      49.0            122       69.7                  27              95
Short-term investments                          (969)    (10.4)            83       77.6                  95             (12)
Taxable investment securities               (287,586)    (13.5)             3        0.0               7,046          (7,043)
Tax-advantaged investment securities          65,505     512.6          1,887      396.4                (107)          1,994
                                       --------------             ------------
    Total investment securities             (222,081)    (10.4)         1,890        3.8
                                       --------------             ------------
    Total interest-earning assets            (62,712)     (1.1)        24,640       16.1              26,334          (1,694)
                                       --------------             ------------
Less: allowance for loan losses                 (744)     (1.6)
Cash and due from banks                      (12,632)     (9.3)
Other assets                                  (1,192)     (0.2)
                                       --------------
Total assets                           $     (75,792)     (1.2)
                                       ==============

LIABILITIES AND STOCKHOLDERS' EQUITY:
Interest-bearing liabilities:
Interest-bearing demand deposits       $      21,494       3.9            598       83.3                 569              29
Money market deposits                         52,210       9.2          3,260       73.6               2,818             442
Savings deposits                             (67,071)     (8.9)            54        5.0                 156            (102)
Direct Time deposits                         117,064      14.8          6,160       66.1               4,630           1,530
Brokered Time deposits                        76,516      20.2          1,897       22.2                 142           1,755
Short-term borrowings                         61,274       7.7          9,290      100.0               8,524             766
Long-term debt                              (362,805)    (31.9)        (2,683)     (12.8)              5,007          (7,690)
                                       --------------             ------------
  Total interest-bearing liabilities        (101,318)     (2.0)        18,576       34.2              19,704          (1,128)
                                       --------------             ------------
Noninterest-bearing demand deposits           (4,711)     (0.6)
Other liabilities                                951       2.8
Stockholders' equity                          29,286       4.7
                                       --------------
Total liabilities and
  stockholders' equity                 $     (75,792)     (1.2)
                                       ==============
Net interest-earning assets            $      38,606       5.2
                                       ==============
Net interest income (tax-equivalent)                                    6,064        6.2        $      6,630   $        (566)
Less: tax-equivalent adjustment                                           538      139.4
                                                                  ------------
Net interest income                                               $     5,526        5.6
                                                                  ============